EXHIBIT 99.1

CAMDEN PROPERTY TRUST ANNOUNCES
THIRD QUARTER 2003 OPERATING RESULTS

Houston, TEXAS (November 6, 2003) – Camden Property Trust (NYSE: CPT) announced that its funds from operations (“FFO”) for the third quarter of 2003 totaled $0.76 per diluted share or $32.8 million, as compared to $0.83 per diluted share or $36.7 million reported for the same period in 2002. On a year-to-date basis, Camden’s nine-month FFO totaled $2.25 per diluted share or $96.8 million in 2003, compared to $2.56 per diluted share or $114.3 million in 2002. Net income (“EPS”) for the third quarter of 2003 was $0.14 per diluted share compared to $0.24 per diluted share for the same period in 2002. For the nine months ended September 30, 2003, EPS totaled $0.49 per diluted share compared to $0.84 per diluted share in 2002. A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

Physical occupancy levels averaged 94.4% during the third quarter of 2003 as compared to 92.4% in the second quarter of 2003 and 92.8% in the third quarter of 2002. For the 42,137 apartment homes included in “same-property” results, third quarter 2003 revenues decreased 1.3% while operating expenses increased 6.8%, producing a 6.4% decline in same-property net operating income (“NOI”) compared to the third quarter of 2002. On a sequential basis, third quarter 2003 same property NOI decreased 2.4% compared to second quarter 2003, with revenues increasing 0.6% and expenses increasing 5.1% compared to the prior quarter. On a year-to-date basis, 2003 same property NOI declined 6.1%, with a revenue decrease of 2.0% and expense growth of 4.6% compared to the same period in 2002. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

The Company completed construction at Camden Tuscany in San Diego, CA and Camden Sierra at Otay Ranch in Chula Vista, CA during the quarter. Camden Tuscany is now 96% leased and 94% occupied, and Camden Sierra at Otay Ranch is 82% leased and 82% occupied. Camden Oak Crest in Houston, TX continued its lease-up during the quarter, and the community is currently 76% leased and 77% occupied. Camden Harbor View in Long Beach, CA is currently 36% leased and 34% occupied; construction should be completed in 2004.

Camden reconfirmed its expected range for 2003 EPS between $0.66 and $0.72 per diluted share, and 2003 FFO between $3.07 and $3.13 per diluted share. For 2003, 12 research analysts have contributed FFO estimates on CPT to First Call ranging from $3.03 to $3.11 per diluted share, for a consensus average of $3.07 per diluted share. The Company also provided initial estimates for 2004 EPS between $0.58 and $0.78 per diluted share, and 2004 FFO between $3.10 and $3.30 per diluted share. The 2004 guidance is based on projections of same-property NOI growth between -2.0% and 2.0%. For 2004, 11 research analysts have contributed FFO estimates on CPT to First Call ranging from $3.10 to $3.32 per diluted share, for a consensus average of $3.24 per diluted share. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

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The Company will hold a conference call on Friday, November 7, 2003 at 10:00 AM CST to review its third quarter results and discuss its outlook for future performance. To participate in the call, please dial (800) 884-5695 (domestic) or (617) 786-2960 (international) by 9:50 AM CST and request the Camden Property Trust Third Quarter Earnings Call, Conference Passcode #99642317, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website or by calling Camden’s Investor Relations Department at (800) 922-6336.

In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management’s beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 144 properties containing 51,344 apartment homes in the Sunbelt and Midwestern markets from Florida to California.  Upon completion of one property under development, the Company’s portfolio will increase to 51,882 apartment homes in 145 properties.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at http://www.camdenliving.com.

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OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended September 30,		Nine Months Ended September 30,

OPERATING DATA	2003	2002	2003	2002

Revenues
Rental income	$ 93,490	$ 92,644	$ 274,984	$ 273,916
Other property income	8,588	8,092	24,632	23,009

Total property income	102,078	100,736	299,616	296,925

Development and construction fees	1,521	864	4,114	3,024
Management fees	423	417	1,288	1,310
Other income	802	2,212	3,447	6,420

Total revenues	104,824	104,229	308,465	307,679

Expenses
Property operating and maintenance	31,361	28,649	88,905	81,610
Real estate taxes	11,203	10,113	33,448	30,881
Property management	2,533	2,499	7,494	7,220
Fee and asset mangement	598	560	3,229	1,602
General and administrative	3,878	3,893	11,926	10,190
Other expenses	--	1,074	1,389	2,252
Losses related to early retirement of debt	--	234	--	234
Interest	18,584	18,075	55,459	52,662
Amortization of deferred financing costs	658	544	1,923	1,530
Depreciation	26,353	25,595	78,699	75,241

Total expenses	95,168	91,236	282,472	263,422

Income from continuing operations before gain on sale of properties,	9,656	12,993	25,993	44,257
equity in income of joint ventures and minority interests
Gain on sale of properties	89	3	2,171	287
Equity in income of joint ventures	4	35	3,152	388
Income allocated to minority interests
Distributions on units convertible into perpetual preferred shares	(3,218)	(3,218)	(9,654)	(9,654)
Income allocated to units convertible into common shares	(593)	(276)	(1,482)	(1,207)

Income from continuing operations	5,938	9,537	20,180	34,071
Income from discontinued operations	--	698	--	2,263

Net income	$ 5,938	$ 10,235	$ 20,180	$ 36,334

FUNDS FROM OPERATIONS
Net income	$ 5,938	$ 10,235	$ 20,180	$ 36,334
Real estate depreciation from continuing operations	25,844	25,102	77,129	73,802
Real estate depreciation from discontinued operations	--	536	--	1,605
Adjustments for unconsolidated joint ventures	529	555	1,588	1,668
(Gain) on sale of properties	(89)	(3)	(2,171)	(287)
(Gain) on sale of properties held in joint ventures	--	--	(1,436)	(37)
Income allocated to units convertible into common shares	593	276	1,482	1,207

Funds from operations - diluted	$ 32,815	$ 36,701	$ 96,772	$ 114,292

PER SHARE DATA
Net income - basic	$ 0.15	$ 0.25	$ 0.51	$ 0.89
Net income - diluted	0.14	0.24	0.49	0.84
Funds from operations - diluted	0.76	0.83	2.25	2.56
Cash distributions	0.64	0.64	1.91	1.91

Weighted average number of common and
common equivalent shares outstanding:
Basic	39,290	40,645	39,224	40,843
Diluted	41,465	44,346	41,170	44,681
FFO - diluted	43,343	44,346	43,050	44,681

PROPERTY DATA
Total operating properties (end of period) *	144	146	144	146
Total operating apartment homes in operating properties
(end of period) *	51,344	52,376	51,344	52,376
Total operating apartment homes (weighted average)	46,581	47,216	46,237	46,582
Total operating apartment homes - excluding discontinued
operations (weighted average)	46,581	45,892	46,237	45,258

* Includes joint venture investments.

Note:	Please refer to pages 5 and 6 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

6 BALANCE SHEETS (In thousands)

(Unaudited)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2003	2003	2003	2002	2002

ASSETS
Real estate assets, at cost
Land	$ 397,006	$ 396,527	$ 392,794	$ 386,246	$ 381,818
Buildings and improvements	2,462,252	2,437,833	2,392,936	2,348,702	2,364,457

	2,859,258	2,834,360	2,785,730	2,734,948	2,746,275
Accumulated depreciation	(575,459)	(549,769)	(524,165)	(498,776)	(497,556)

Net operating real estate assets	2,283,799	2,284,591	2,261,565	2,236,172	2,248,719
Properties under development, including land	236,529	242,682	264,259	285,636	204,857
Investment in joint ventures	9,994	10,247	10,919	15,386	15,846
Investment in third party development properties	--	--	--	--	49,283

Total real estate assets	2,530,322	2,537,520	2,536,743	2,537,194	2,518,705
Accounts receivable - affiliates	7,141	6,736	6,444	5,843	5,588
Notes receivable
Affiliates	--	--	1,800	1,800	1,800
Other	24,419	21,632	17,664	17,614	3,000
Other assets, net *	39,367	40,641	43,143	41,827	43,530
Cash and cash equivalents	2,341	1,550	1,945	405	1,652
Restricted cash	4,058	4,258	4,365	4,216	6,461

Total assets	$ 2,607,648	$ 2,612,337	$ 2,612,104	$ 2,608,899	$ 2,580,736

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$ 1,248,852	$ 1,236,681	$ 1,208,513	$ 1,177,347	$ 1,116,063
Secured	232,953	240,711	248,481	249,669	271,477
Accounts payable	24,025	34,580	36,978	36,189	27,010
Accrued real estate taxes	31,444	20,822	12,782	26,827	30,502
Accrued expenses and other liabilities	51,266	44,226	51,397	48,144	46,773
Distributions payable	30,698	30,663	30,639	30,541	31,177

Total liabilities	1,619,238	1,607,683	1,588,790	1,568,717	1,523,002

Commitments and contingencies	--	--	--	--	--

Minority interests
Units convertible into perpetual preferred shares	149,815	149,815	149,815	149,815	149,815
Units convertible into common shares	47,382	48,354	49,621	50,914	51,997

Total minority interests	197,197	198,169	199,436	200,729	201,812

Shareholders' equity
Common shares of beneficial interest	481	480	479	479	479
Additional paid-in capital	1,321,103	1,320,045	1,318,649	1,314,592	1,314,556
Distributions in excess of net income	(281,256)	(261,577)	(241,960)	(224,756)	(237,607)
Unearned restricted share awards	(12,667)	(15,477)	(16,282)	(13,714)	(15,048)
Treasury shares, at cost	(236,448)	(236,986)	(237,008)	(237,148)	(206,458)

Total shareholders' equity	791,213	806,485	823,878	839,453	855,922

Total liabilities and shareholders' equity	$ 2,607,648	$ 2,612,337	$ 2,612,104	$ 2,608,899	$ 2,580,736

* includes net deferred charges of:	$ 8,691	$ 9,268	$ 9,925	$ 10,190	$ 8,340

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NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT’s performance. Camden’s definitions and calculations of non-GAAP finanical measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion at the beginning of the period of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,

	2003	2002	2003	2002

Net income	$ 5,938	$ 10,235	$ 20,180	$ 36,334
Real estate depreciation from continuing operations	25,844	25,102	77,129	73,802
Real estate depreciation from discontinued operations	--	536	--	1,605
Adjustments for unconsolidated joint ventures	529	555	1,588	1,668
(Gain) on sale of properties	(89)	(3)	(2,171)	(287)
(Gain) on sale of properties held in joint ventures	--	--	(1,436)	(37)
Income allocated to units convertible into common shares	593	276	1,482	1,207

Funds from operations - diluted	$ 32,815	$ 36,701	$ 96,772	$ 114,292

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	41,465	44,346	41,170	44,681
FFO diluted	43,343	44,346	43,050	44,681

Net income per common share - diluted	$ 0.14	$ 0.24	$ 0.49	$ 0.84
FFO per common share - diluted	$ 0.76	$ 0.83	$ 2.25	$ 2.56

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

	4Q03 Range		2003 Range
	Low	High	Low	High

Expected net income per share - diluted	$ 0.66	$ 0.72	$ 0.58	$ 0.78
Expected real estate depreciation	2.39	2.39	2.42	2.42
Expected adjustments for unconsolidated joint ventures	0.05	0.05	0.05	0.05
Expected income allocated to units convertible into common shares	0.05	0.05	0.05	0.05
Expected (gain) on sale of properties held in joint ventures	(0.03)	(0.03)	0.00	0.00
Expected (gain) on sale of properties	(0.05)	(0.05)	0.00	0.00

Expected FFO per share - diluted	$ 3.07	$ 3.13	$ 3.10	$ 3.30

Note:	This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

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NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,

	2003	2002	2003	2002

Net income	$ 5,938	$ 10,235	$ 20,180	$ 36,334
Development and construction fees	(1,521)	(864)	(4,114)	(3,024)
Management fees	(423)	(417)	(1,288)	(1,310)
Other income	(802)	(2,212)	(3,447)	(6,420)
Property management expense	2,533	2,499	7,494	7,220
Fee and asset management expense	598	560	3,229	1,602
General and administrative expense	3,878	3,893	11,926	10,190
Other expenses	--	1,074	1,389	2,252
Losses related to early retirement of debt	--	234	--	234
Interest expense	18,584	18,075	55,459	52,662
Amortization of deferred financing costs	658	544	1,923	1,530
Depreciation	26,353	25,595	78,699	75,241
Gain on sale of properties	(89)	(3)	(2,171)	(287)
Equity in income of joint ventures	(4)	(35)	(3,152)	(388)
Distributions on units convertible into perpetual preferred share	3,218	3,218	9,654	9,654
Income allocated to units convertible into common shares	593	276	1,482	1,207
Income from discontinued operations	--	(698)	--	(2,263)

Net Operating Income (NOI)	$ 59,514	$ 61,974	$ 177,263	$ 184,434

"Same Property" net operating income	$ 52,256	$ 55,803	$ 158,602	$ 168,862
Non-"Same Property" net operating income	5,710	4,463	16,166	10,625
Development and Lease-Up net operating income	1,523	--	2,337	--
Dispositions / Other net operating income	25	1,708	158	4,947

Net Operating Income (NOI)	$ 59,514	$ 61,974	$ 177,263	$ 184,434

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,

	2003	2002	2003	2002

Net income	$ 5,938	$ 10,235	$ 20,180	$ 36,334
Interest expense	18,584	18,075	55,459	52,662
Losses related to early retirement of debt	--	234	--	234
Amortization of deferred financing costs	658	544	1,923	1,530
Depreciation	26,353	25,595	78,699	75,241
Distributions on units convertible into perpetual preferred share	3,218	3,218	9,654	9,654
Income allocated to units convertible into common shares	593	276	1,482	1,207
Real estate depreciation from discontinued operations	--	536	--	1,605
Gain on sale of properties	(89)	(3)	(2,171)	(287)
Equity in income of joint ventures	(4)	(35)	(3,152)	(388)

EBITDA	$ 55,251	$ 58,675	$ 162,074	$ 177,792
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